Exhibit 99

                HEADWATERS COMPLETES ACQUISITION OF ISG RESOURCES

           -- Combination results in one of the largest coal industry value-added service providers --

Salt Lake City, Utah -- Headwaters Incorporated (Nasdaq: HDWR ), announced today that it has closed its acquisition of Industrial Services Group, Inc. ("ISG") and its wholly-owned subsidiary, ISG Resources, Inc., the nation's largest marketer and manager of coal combustion products. ISG's primary revenue source is the sale of fly ash as a substitute for Portland cement. Fly ash is generated at coal fired power plants, and when used as a replacement of cement, substantially improves the quality and strength of concrete products. The usage of fly ash as a replacement for cement (40% or more in some major building projects) has dramatically increased in recent years.

The final terms of the transaction, originally announced on July 16, resulted in Headwaters paying $22.7 million in cash, $10 million in ISG management-financed subordinated debt and 2.1 million shares of its common stock as consideration for 100% of ISG. In addition, Headwaters has refinanced $181 million of outstanding indebtedness of ISG with a new $155 million senior secured debt facility, $20 million of newly issued subordinated debt, which includes the $10 million of ISG management-financed debt, and cash from operations. Headwaters has available a $20 million senior debt revolver for its future needs.

In connection with the acquisition, ISG separately announced the results of its tender offer for $100 million ISG Resources, Inc. 10% senior notes due April 15, 2008. All of the senior notes have been validly tendered and accepted for payment as of today. ISG noteholders who tendered by the consent date will receive $1,010 per note tendered, and the remaining noteholders will receive $1,000 per note, plus accrued interest, from the trustee following funding of the notes.

Kirk Benson, CEO of Headwaters, stated: "We are excited to have completed this landmark transaction for Headwaters, and are well on our way towards successfully integrating the ISG and Headwaters businesses. Our new company is a clear leader in adding value to America's abundant coal reserves through technology and services. We see significant benefits for our customers from bringing together Headwaters' pre-combustion technologies with ISG's post-combustion market leadership.

ISG has developed a unique position in the coal combustion products market. First, it has the only nationwide distribution and logistics system allowing it to supply high quality fly ash on a reliable basis across the country. ISG has 31 terminals and storage facilities and 90 plant site supply facilities, in addition to over 400 trucks and 1200 railcars. Second, ISG has long-term supply contracts with over 115 power plants in 35 states. Many of ISG's contracts have an existing life in excess of ten years. Third, ISG has proprietary treatment technology that adds value to fly ash, in many instances making it marketable. These unique characteristics set ISG apart as the industry leader with a strong competitive position, as well as significant growth opportunities."

Steve Creamer, CEO of ISG, stated: "This is a great opportunity to bring together two technology leaders in the coal industry and to expand the range of services each individual company can bring to the power industry. The management at ISG is committed to the combined company and we are looking forward to working with Headwaters on a long-term basis."

Headwaters reiterated that the ISG acquisition will be accretive to earnings per share for the 2003 fiscal year, which begins on October 1. Due to the short period for which ISG's results will be consolidated with Headwaters for fiscal 2002, Headwaters does not anticipate any meaningful benefit from the ISG acquisition in its fiscal 2002 results.

Morgan Stanley acted as financial advisor to Headwaters for the transaction and served as Lead Arranger on the financing package. General Electric Capital Corporation is Administrative Agent for the senior facility, and Allied Capital Corporation is the lead subordinated lender. Bank of America Securities acted as financial advisor to ISG.

About Headwaters

Headwaters Incorporated is a world leader in developing and deploying alternative fuel and energy related technologies in the marketplace. Through its proprietary Covol Fuels process, Headwaters adds value to the production of coal-based solid alternative fuels primarily for use in electric power generation plants. Headwaters' Hydrocarbon Technologies, Inc. (HTI) subsidiary develops and commercializes catalyst and nano-catalyst technologies to convert coal and heavy oils into environment-friendly, higher value liquid fuels. Through its ISG Resources, Inc. subsidiary (www.isgresources.com), Headwaters is the nation's largest provider of coal combustion products management and marketing services to the electric power industry, serving more than 100 coal-fired electric power generation plants nationwide. Through its extensive distribution network of over 130 locations in North America, ISG is the leading provider of high quality fly ash to the building products and ready mixed concrete industries. ISG's manufactured products division is the leading developer of value-added fly ash-based concrete, stucco, mortar and block products. ISG also develops and deploys technologies for maintaining and improving fly ash quality.

Forward Looking Statements

Certain statements contained in this document may be deemed to be forward-looking statements under federal securities laws, and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.

Such forward-looking statements relate to: (i) the growth of Headwaters' revenues, earnings, or earnings per share; (ii) the ability of Headwaters to sustain the earnings stream from its alternative fuels business; (iii) the expectation that Headwaters' stock is undervalued or will increase in value in the future; (iv) the ISG acquisition or of any future acquisitions and the expectation that the value of such acquisitions will increase; (v) the commercialization of any technology acquired or developed.

Headwaters cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein.

Such factors include, but are not limited to: (a) the availability of tax credits to us and our licensees under the tax code; (b) our dependence on licensees to use our technology; (c) collection of payments outstanding;
(d)Headwaters' ability to repay indebtedness and restrictions imposed by its credit facilities; (e) the ability of Headwaters to locate and close on attractive acquisition opportunities; (f) the company's limited operating history with its new business strategy and its ability to sustain and manage its growth under that strategy; (g) the success of the company in continuing to replace and grow its financial performance before its legacy alternative fuels business declines; (h) limitations in the capital available to Headwaters to execute on its business plan, and the cost of that capital; (i) the possibility that integration following closing will prove more difficult than expected.

More information about potential factors which could affect either company's business and financial results is included in Headwaters' Annual Report on Form 10-K and Form 10K/A for the fiscal year ended September 30, 2001, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses. Information on Headwaters' subsidiary, ISG Resources, Inc. is available in its Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Reports on form 10-Q, and other periodic filings and prospectuses. All forward-looking statements are based on information available to Headwaters and ISG on the date hereof, and neither company assumes any obligation to update such statements. Investors and security holders may obtain a free copy of the Annual and Quarterly Reports and other documents filed by Headwaters and ISG Resources with the Securities and Exchange Commission at the Commission's web site at http://www.sec.gov. Free copies of Headwaters' Annual Report and other filings, and ISG Resources' filings with the Commission may also be obtained by directing a request to smadden@hdwtrs.com. Questions related to ISG Resources' Senior Notes or tender offer should be directed to ceverest@isgresources.com.

The securities to be issued in the ISG transaction will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

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